UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3301 N. Buffalo Drive, Suite B-9 Las Vegas, NV		89129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5                                             Corporate Governance and Management

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Michael S. Falk has resigned from the Board of Directors of Allegiant Travel Company (the “Company”) effective as of November 4, 2007. Mr. Falk, who joined the Company’s Board in 2005, has no conflicts with the Company’s management or other board members.

Section 7                                             Regulation FD

Item 7.01                                                                     Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit contains certain information about the Company, its financial and operating results, competitive position and business strategy. This information is being presented at meetings with investors or is otherwise being made available to interested parties.

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements included in the presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements regarding business strategies, competitive position, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause the Company’s results to differ materially from those expressed in the forward-looking statements generally may be found in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, increases in fuel prices, terrorist attacks, risks inherent to airlines, demand for air services to Las Vegas, Orlando, Tampa/St. Petersburg, Phoenix and Ft. Lauderdale from the markets served by the Company, the Company’s ability to implement its growth strategy, the Company’s fixed obligations, the Company’s dependence on its leisure destination markets, the ability to add, renew or replace gate leases, the competitive environment, problems with the Company’s aircraft, dependence on fixed fee customers, the Company’s reliance on its automated systems, economic and other conditions in markets in which the Company operates, governmental regulation, increases in maintenance costs and insurance premiums and cyclical and seasonal fluctuations in operating results.

Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 8                                             Other Events

Item 8.01                                             Other Events.

On November 2, 2007, the Company entered into an agreement for the purchase of four MD-88 aircraft. The aircraft are expected in service before the end of second quarter 2008. The seller has agreed to provide financing. The closings are subject to customary conditions.

Additionally, the Company recently entered into a forward purchase agreement of two MD-82s. These aircraft are currently operated by the Company under an operating lease. The purchases are expected to be effective in July 2008 and are subject to customary closing conditions.

Section 9                                             Financial Statements and Exhibits

Item 9.01                                                                     Financial Statements and Exhibits.

(a)          None

(b)         None

(c)          None.

(d)         Exhibits

Exhibit No.	Description of Document

99.1	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2007	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Andrew C. Levy
Name: Andrew C. Levy
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Investor Presentation.